CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Travelers Series Fund Inc. - Smith Barney International All Cap Growth Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended April 30,2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                 Chief Administrative Officer
Travelers Series Fund Inc. -            Travelers Series Fund Inc. -
Smith Barney International All          Smith Barney International All
Cap Growth Portfolio                    Cap Growth Portfolio


/s/ R. Jay Gerken                       /s/ Andrew B. Shoup
-------------------------------------   ----------------------------------------
R. Jay Gerken                           Andrew B. Shoup
Date: July 8, 2004                      Date: July 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

>

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Travelers Series Fund Inc. - Salomon Brothers Strategic Total Return Bond Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended April 30,2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                 Chief Administrative Officer
Travelers Series Fund Inc. -            Travelers Series Fund Inc. -
Salomon Brothers Strategic              Salomon Brothers Strategic Total
Total Return Bond Portfolio             Return Bond Portfolio


/s/ R. Jay Gerken                       /s/ Andrew B. Shoup
-------------------------------------   ----------------------------------------
R. Jay Gerken                           Andrew B. Shoup
Date: July 8, 2004                      Date: July 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

>

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Travelers Series Fund Inc. - SB Adjustable Rate Income Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended April 30,2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                 Chief Administrative Officer
Travelers Series Fund Inc. -            Travelers Series Fund Inc. -
SB Adjustable Rate Income Portfolio     SB Adjustable Rate Income Portfolio


/s/ R. Jay Gerken                       /s/ Andrew B. Shoup
-------------------------------------   ----------------------------------------
R. Jay Gerken                           Andrew B. Shoup
Date: July 8, 2004                      Date: July 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.